UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Checkthe appropriate box: ☐ Preliminary Proxy Statement ☐ Definitive Proxy Statement ☒ Definitive Additional Materials	☐ Confidential, For Use Of The Commission Only (As Permitted By Rule 14a-6(e)(2))
☐ Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

BGC Partners, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Stockholder Meeting to Be Held on June 2, 2015

BGC PARTNERS, INC.

BGC PARTNERS, INC. 499 PARK AVENUE, 3RD FLOOR
NEW YORK, NY 10022

See the reverse side of this notice to obtain proxy materials and voting instructions.

Meeting Information
Meeting Type: Annual Meeting
For holders as of: April 6, 2015
Date: June 2, 2015 Time: 10:00 AM EDT
Location: BGC Partners, Inc.
499 Park Avenue (between
58th and 59th Streets), 3rd Floor New York, NY 10022
You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

—  Before You Vote  —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:
NOTICE AND PROXY STATEMENT ANNUAL REPORT
How to View Online:
Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1) BY INTERNET: www.proxyvote.com
2) BY TELEPHONE: 1-800-579-1639
3) BY E-MAIL*: sendmaterial@proxyvote.com
* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 13, 2015 to facilitate timely delivery.

— How To Vote — Please Choose One of the Following Voting Methods

Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow and follow the instructions.

Vote By Telephone: To vote by telephone, call 1-800-690-6903 using any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which include a proxy card.

Voting Items

The Board of Directors recommends a vote FOR the following:

1.      Election of Directors

Nominees:

01)   Howard W. Lutnick

02)   John H. Dalton

03)   Albert M. Weis

04)   Stephen T. Curwood

05)   William J. Moran

06)   Linda A. Bell

The Board of Directors recommends a vote FOR the following proposal:

2.      Approval of the Sixth Amended and Restated BGC Partners, Inc. Long Term Incentive Plan.

NOTE: The proxy holders may vote in their discretion on such other business as may properly come before the meeting or any adjournment or postponement thereof.